HATTERAS VARIABLE TRUST

Hatteras Alpha Hedged Strategies Variable Fund
 (the “Fund”)

A series of Hatteras Variable Trust

September 14, 2012

Supplement to the Prospectus and
Statement of Additional Information (“SAI”)
dated May 15, 2012

The following information supplements the section titled “Investment Sub-Advisors to the Underlying Funds” on page 6 of the Prospectus.

KeyPoint Capital Management, LLC
White Oak Global Advisors, LLC

Addition of Sub-Advisors

Effective immediately, the Board of Trustees has appointed KeyPoint Capital Management, LLC (“KeyPoint”) and White Oak Global Advisors, LLC (“White Oak”) as sub-advisors to the Underlying Funds Trust to each manage a portion of the Underlying Funds’ assets.  The appointment of KeyPoint and White Oak does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

 Additionally, the sections on pages 10 - 13 of the Prospectus and pages 27 – 30 of the SAI, describing the sub-advisors to the Underlying Funds, are hereby amended to add the following:

KeyPoint Capital Management, LLC
The Advisor has entered into a Sub-Advisory Agreement with KeyPoint Capital Management, LLC (“KeyPoint”) to manage a portion of the Long/Short Equity portfolio.  KeyPoint is located at 3100 Monticello Avenue, Suite 400, Dallas, TX 75205, and is a registered investment advisor. KeyPoint provides investment advice and portfolio management services to investment companies, other pooled investment vehicles and pension and profit sharing plans.

White Oak Global Advisors, LLC
The Advisor has entered into a Sub-Advisory Agreement with White Oak Global Advisors, LLC (“White Oak”) to manage a portion of the Event Driven Portfolio.  White Oak is located at 88 Kearney Street, Fourth Floor, San Francisco, CA 94108, and is a registered investment advisor.  White Oak provides investment advice and portfolio management services to pooled investment vehicles, pension and profit sharing plans, corporations and other investment advisers.

Please retain this Supplement with your
Prospectus and SAI for future reference.